Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Michael Barrer, President and Principal Executive Officer of Man ETF Series Trust (the “Registrant”), certify that:

1.

The Form N-CSR of the Registrant for the period ended February 28, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 5, 2026	/s/ Michael Barrer
Michael Barrer
President and Principal Executive Officer

I, Trent Statczar, Treasurer, Principal Financial Officer of Man ETF Series Trust (the “Registrant”), certify that:

1.

The Form N-CSR of the Registrant for the period ended February 28, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 5, 2026	/s/ Trent Statczar
Trent Statczar
Treasurer, Principal Financial Officer